UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

ITEM 1.       REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2014

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Fund for the six-month reporting period ended November 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

II	Western Asset High Yield Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a strong pace during the six months ended November 30, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the fourth quarter of 2013, U.S. gross domestic product (“GDP”)i growth was 3.5%. Severe winter weather then played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014; this was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce reported that third quarter GDP growth was 5.0%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending and the strongest reading for GDP growth since the third quarter of 2003.

The U.S. manufacturing sector continued to support the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.3 in June 2014, the PMI generally rose over the next three months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October and was 58.7 in November.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. After ticking up to 6.2% in July 2014, unemployment then generally declined throughout the remainder of the reporting period and reached a low of 5.8% in October and November 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

Western Asset High Yield Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. Finally, on December 17, 2014, after the reporting period ended, the Fed said that “Based on its current assessment, the Committee judges that it can be patient… to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time…”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

IV	Western Asset High Yield Fund

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.37%. It fell as low as 0.34% on October 15, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.48%. It peaked at 2.66% on June 17, 2014 and fell as low as 2.15% on October 15, 2014 and ended the period at 2.18%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period. Spread sectors generated positive results in June 2014 as intermediate- and long-term interest rates declined and investor demand was solid. Performance fluctuated with investor sentiment over the last five months of the reporting period given uncertainties regarding future Fed monetary policy, concerns over global growth and a host of escalating geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 1.91% during the six months ended November 30, 2014.

Q. How did the high-yield bond market perform over the six months ended November 30, 2014?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -0.59% for the six months ended November 30, 2014. While the underlying fundamentals in the high-yield market remained solid and defaults were well below their long-term average, the asset class was dragged down at times given periods of investor risk aversion.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 0.18% during the six months ended November 30, 2014. The asset class posted positive returns during each of the first three months covered by the reporting period. Demand was strong overall as investors looked to generate incremental yield in the low interest rate environment. However, the asset class experienced a sharp selloff in September, triggered by a number of factors, including rising U.S. interest rates, expectations for future Fed rate hikes, concerns over global growth and weak investor demand.

Performance review

For the six months ended November 30, 2014, Class I shares of Western Asset High Yield Fund returned -2.48%. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned -0.59% for the same period. The Lipper High Yield Funds Category Average1 returned -1.18% over the same time frame.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 643 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset High Yield Fund	V

Investment commentary (cont’d)

Performance Snapshot as of November 30, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset High Yield Fund:
Class A	-2.69%
Class C	-3.02%
Class R	-2.76%
Class I	-2.48%
Class IS	-2.46%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	-0.59%
Lipper High Yield Funds Category Average[1]	-1.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares is not shown because the inception date for this share class was August 1, 2014.

The 30-Day SEC Yields for the period ended November 30, 2014 for Class A, Class C, Class R, Class I and Class IS shares were 5.70%, 5.22%, 5.72%, 6.37% and 6.39%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 5.25%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 30, 2014, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.88%, 1.96%, 1.49%, 0.69% and 0.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.05% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 643 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Western Asset High Yield Fund

expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset High Yield Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VIII	Western Asset High Yield Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2014 and May 31, 2014 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Yield Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2014 and held for the six months ended November 30, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.69%	$1,000.00	$973.10	0.99%	$4.90	[3]	Class A	5.00%	$1,000.00	$1,020.10	0.99%	$5.01
Class A2[4]	-2.14	1,000.00	978.60	0.90	2.90	[5]	Class A2	5.00	1,000.00	1,020.56	0.90	4.56
Class C	-3.02	1,000.00	969.80	1.80	8.89	[3]	Class C	5.00	1,000.00	1,016.04	1.80	9.10
Class R	-2.76	1,000.00	972.40	1.30	6.43	[3]	Class R	5.00	1,000.00	1,018.55	1.30	6.58
Class I	-2.48	1,000.00	975.20	0.70	3.47	[3]	Class I	5.00	1,000.00	1,021.56	0.70	3.55
Class IS	-2.46	1,000.00	975.40	0.63	3.12	[3]	Class IS	5.00	1,000.00	1,021.91	0.63	3.19

2	Western Asset High Yield Fund 2014 Semi-Annual Report

[1]	For the six months ended November 30, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

[4]	For the period August 1, 2014 (inception date) to November 30, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (119), then divided by 365.

Western Asset High Yield Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

4	Western Asset High Yield Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 86.7%
Consumer Discretionary — 15.7%
Automobiles — 0.6%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	680,000	$758,200
General Motors Co., Senior Notes	5.200%	4/1/45	280,000	287,812
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	1,710,000	1,771,987
Total Automobiles				2,817,999
Distributors — 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	830,000	805,100
Diversified Consumer Services — 0.3%
Service Corp. International, Senior Notes	7.500%	4/1/27	497,000	561,610
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	870,000	904,800	(a)
Total Diversified Consumer Services				1,466,410
Hotels, Restaurants & Leisure — 4.1%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	1,300,000	1,332,500	(a)
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	600,000	541,500	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	289,071	289,332	(a)(b)(c)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,540,695	1,372,605	(a)(b)(c)(d)
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	230,000	210,162	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	860,000	922,350
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	530,000	514,100	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	800,000	820,000	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	1,455,000	3,637	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	600,000	610,500	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,450,000	1,522,500	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000	434,700	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,961,000	2,086,014	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	2,470,000	2,383,550	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	590,000	629,825
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	2,560,000	2,579,200	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	390,000	382,200	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	620,000	671,894
Total Hotels, Restaurants & Leisure				17,306,569
Household Durables — 2.3%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,700,000	1,799,875	(a)(d)

See Notes to Financial Statements.

6	Western Asset High Yield Fund 2014 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	1,660,000	$1,759,600
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	900,000	942,750
Standard Pacific Corp., Senior Notes	5.875%	11/15/24	290,000	291,450
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	230,000	231,725
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	210,000	236,250
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	1,160,000	1,162,900
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	540,000	588,600
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	510,000	525,300	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	2,190,000	2,190,000	(a)
Total Household Durables				9,728,450
Media — 5.6%
Altice SA, Senior Secured Notes	7.750%	5/15/22	260,000	268,775	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	340,000	360,825
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,421,000	1,511,589
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	1,000,000	980,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	360,000	372,600
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,780,000	1,840,298
DISH DBS Corp., Senior Notes	5.000%	3/15/23	720,000	698,850
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,310,000	1,319,825	(a)
Gannett Co. Inc., Senior Notes	4.875%	9/15/21	550,000	552,750	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	2,520,000	2,431,800	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	830,000	661,925
MDC Partners Inc., Senior Notes	6.750%	4/1/20	900,000	929,250	(a)
MediaNews Group Inc.	12.000%	12/31/18	900,000	900,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,316,035	2,605,539	(a)(d)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	2,330,000	2,366,744	(a)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	840,000	855,750	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,200,000	1,260,000	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	620,000	554,900
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,310,000	2,419,725	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	950,000	921,500	(a)
Total Media				23,812,645
Specialty Retail — 1.9%
CST Brands Inc., Senior Notes	5.000%	5/1/23	510,000	513,825
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,740,000	1,831,524	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	$902,000	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	880,000	884,400	(a)
Group 1 Automotive Inc., Senior Notes	5.000%	6/1/22	1,110,000	1,096,125	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,400,000	1,578,000	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,208,000	1,214,040	(a)(d)
Total Specialty Retail				8,019,914
Textiles, Apparel & Luxury Goods — 0.7%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	650,000	614,250	(a)(d)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	604,800	(a)
Hanesbrands Inc., Senior Notes	6.375%	12/15/20	870,000	926,115
William Carter Co., Senior Notes	5.250%	8/15/21	700,000	726,250
Total Textiles, Apparel & Luxury Goods				2,871,415
Total Consumer Discretionary				66,828,502
Consumer Staples — 3.5%
Beverages — 1.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	830,250	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	940,000	936,522
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,530,000	1,560,600
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	1,330,000	1,569,400
Total Beverages				4,896,772
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,400,000	1,337,000	(a)
Food Products — 1.8%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	910,000	912,275	(a)
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	520,000	526,552
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	900,000	888,750	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,510,000	1,536,425	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,770,000	1,876,200	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	544,000	567,120	(a)
WhiteWave Foods Co., Senior Notes	5.375%	10/1/22	1,125,000	1,181,250
Total Food Products				7,488,572
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	970,000	919,075
Total Consumer Staples				14,641,419

See Notes to Financial Statements.

8	Western Asset High Yield Fund 2014 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 18.9%
Energy Equipment & Services — 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,920,000	$1,766,400
CGG, Senior Notes	6.500%	6/1/21	1,470,000	1,308,300
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,250,000	1,025,000	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	910,000	755,300
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	540,000	248,400	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,420,000	1,246,300	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	970,000	489,850	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,150,000	966,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	730,000	562,100
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	980,000	774,200	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	880,000	686,400
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	890,000	756,500	(a)
Total Energy Equipment & Services				10,584,750
Oil, Gas & Consumable Fuels — 16.4%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,790,000	1,825,800
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	845,000	861,900
Antero Resources Corp., Senior Notes	5.125%	12/1/22	1,360,000	1,319,200	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	530,000	213,325
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,120,000	492,800
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	1,500,000	1,470,000
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,000,000	1,030,000
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	650,000	598,000
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	180,000	154,800
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	720,000	727,200	(a)
California Resources Corp., Senior Notes	6.000%	11/15/24	1,340,000	1,195,112	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	760,000	826,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	980,000	994,700
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	610,000	619,150	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,000,000	1,120,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	820,000	887,650
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	760,000	752,400

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	1,170,000	$1,143,675
Comstock Resources Inc., Senior Notes	7.750%	4/1/19	180,000	166,500
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	800,000	790,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,979,907	1,727,469	(a)(d)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,240,000	1,233,800
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	770,000	768,075
Dynagas LNG Partners LP/Dynagas Finance Inc., Senior Notes	6.250%	10/30/19	220,000	211,200
Ecopetrol SA, Senior Notes	5.875%	9/18/23	537,000	585,330
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	470,000	594,080
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	27,813	(f)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	820,000	699,050
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	310,000	316,200	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	430,000	328,950
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,960,000	2,279,200
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	960,000	1,003,200	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	1,200,000	1,315,500	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	600,000	519,000
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,070,000	1,034,020	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,620,000	1,539,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	2,070,000	2,038,950
MEG Energy Corp., Senior Notes	6.375%	1/30/23	700,000	617,750	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,220,000	1,107,150	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	1,337,000	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	840,000	888,300
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	1,730,000	1,825,150	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,000,000	1,010,000
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,620,000	1,425,600
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	670,000	649,900	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	820,000	828,200	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	810,000	745,200	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,070,000	1,044,588	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,840,000	1,699,350
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	450,000	461,178

See Notes to Financial Statements.

10	Western Asset High Yield Fund 2014 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,010,000		$1,019,090	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	250,000		258,750
QEP Resources Inc., Senior Notes	5.375%	10/1/22	300,000		285,000
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,565,000		1,471,100
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	960,000		451,200
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	250,000		245,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	1,360,000		1,278,400
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,700,000		1,632,000	(a)
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	1,250,000		1,293,750	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	600,000		684,450	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	680,000		661,300	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,980,000		1,143,450
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,370,000		2,334,450
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	880,000		783,200	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,150,000		1,017,750	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	1,870,000		1,851,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,849,000		1,959,940
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	500,000		465,000	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	950,000		966,625	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.250%	10/15/22	100,000		102,000	(a)
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	600,000		489,000	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	1,370,000		1,330,612	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	890,000		933,610
Total Oil, Gas & Consumable Fuels					69,705,892
Total Energy					80,290,642
Financials — 6.9%
Banks — 2.9%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	700,000	EUR	861,711	(g)
Bank of America Corp., Junior Subordinated	6.500%	10/23/24	220,000		226,325	(f)(h)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	480,000		440,160	(f)(h)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	560,000		618,100
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	600,000		623,926	(f)(h)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,410,000		$1,454,062
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,610,000		1,658,300
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,170,000		1,162,395	(f)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	950,000		971,850	(f)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000		651,100	(f)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	570,000		579,682	(h)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	450,000		527,903
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,640,000	AUD	2,630,278	(f)(g)
Total Banks					12,405,792
Consumer Finance — 1.1%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000		540,725
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	380,000		395,200
Navient Corp., Senior Notes	5.875%	10/25/24	1,240,000		1,205,900
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,260,000		1,423,800
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	230,000		259,613
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	910,000		873,600	(a)
Total Consumer Finance					4,698,838
Diversified Financial Services — 1.0%
ILFC E-Capital Trust I, Junior Subordinated Notes	4.840%	12/21/65	1,000,000		950,000	(a)(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000		606,187
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,040,000		2,473,500
Total Diversified Financial Services					4,029,687
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,380,000		1,469,700	(a)
Real Estate Investment Trusts (REITs) — 0.9%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	1,100,000		1,141,250
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,170,000		1,193,400
Geo Group Inc., Senior Notes	5.125%	4/1/23	1,010,000		989,800
Geo Group Inc., Senior Notes	5.875%	10/15/24	330,000		336,600
Total Real Estate Investment Trusts (REITs)					3,661,050
Real Estate Management & Development — 0.7%
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,300,000		1,329,250	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,580,000		1,666,900	(a)
Total Real Estate Management & Development					2,996,150
Total Financials					29,261,217

See Notes to Financial Statements.

12	Western Asset High Yield Fund 2014 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 4.8%
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	575,000	$592,250	(a)
Health Care Equipment & Supplies — 0.7%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,850,000	2,782,313
Health Care Providers & Services — 3.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	774,000	882,360
Centene Corp., Senior Notes	4.750%	5/15/22	500,000	505,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	810,000	854,145
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	1,050,000	1,052,625
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,460,000	1,554,900
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.625%	7/31/19	1,000,000	1,075,000	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,420,000	1,537,150	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	30,000	30,075	(a)
HCA Inc., Notes	7.690%	6/15/25	1,415,000	1,570,650
HCA Inc., Senior Notes	7.500%	2/15/22	250,000	286,250
HCA Inc., Senior Secured Notes	5.000%	3/15/24	850,000	860,625
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,270,000	2,383,500
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,140,000	1,031,700
Total Health Care Providers & Services				13,623,980
Pharmaceuticals — 0.8%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	2,120,000	2,183,600	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	1,160,000	1,183,200	(a)
Total Pharmaceuticals				3,366,800
Total Health Care				20,365,343
Industrials — 14.3%
Aerospace & Defense — 2.0%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	210,000	212,625	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,710,000	1,692,900	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,980,000	2,143,350
Erickson Inc., Secured Notes	8.250%	5/1/20	2,009,000	1,888,460
Huntington Ingalls Industries Inc., Senior Notes	5.000%	12/15/21	1,450,000	1,473,562	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	630,000	623,700	(a)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	450,000	454,500
Total Aerospace & Defense				8,489,097
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	760,000	807,500	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 1.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000	$341,022	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	66,997	74,032
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	310,944	318,717	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,416,813	1,445,149	(a)
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	392,022	435,145	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	230,000	239,200	(a)
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	1,390,000	1,374,363
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	184,685	194,140
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	277,501	286,173
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	300,000	304,500
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	388,710	424,666
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,851,637	1,976,623
Total Airlines				7,413,730
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,420,000	1,384,500	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	1,900,000	1,816,875
Total Building Products				3,201,375
Commercial Services & Supplies — 1.9%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	660,000	660,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	498,375	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,180,000	1,168,200
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	202,000	216,140	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	710,000	713,550	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,870,000	2,977,625
West Corp., Senior Notes	5.375%	7/15/22	1,960,000	1,871,800	(a)
Total Commercial Services & Supplies				8,105,690
Construction & Engineering — 1.5%
Aecom Technology Corp., Senior Notes	5.875%	10/15/24	1,450,000	1,533,375	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,450,000	1,214,375	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	2,660,000	2,633,400	(a)(d)
Modular Space Corp., Secured Notes	10.250%	1/31/19	860,000	864,300	(a)
Total Construction & Engineering				6,245,450
Electrical Equipment — 0.6%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	610,000	646,600	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2014 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — continued
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	710,000	$734,850	(a)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	1,040,000	1,059,500
Total Electrical Equipment				2,440,950
Machinery — 1.1%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	680,000	724,200	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,295,000	2,426,963	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	820,000	894,825
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	589,875	(a)
Total Machinery				4,635,863
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	232,137	227,061	(b)(d)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	734,000	741,340	(b)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,100,000	1,122,000	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	990,000	1,059,300
Total Marine				3,149,701
Professional Services — 0.1%
IHS Inc., Senior Notes	5.000%	11/1/22	510,000	517,650	(a)
Road & Rail — 1.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,030,000	1,063,475	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	380,000	382,850	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	630,000	644,175	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,570,000	1,664,200	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	620,000	610,700	(a)
Total Road & Rail				4,365,400
Trading Companies & Distributors — 1.2%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	820,000	865,100	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,770,000	1,898,325	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,440,000	1,530,000
KLX Inc., Senior Notes	5.875%	12/1/22	940,000	956,450	(a)
Total Trading Companies & Distributors				5,249,875
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	400,000	408,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,400,000	1,435,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,180,000	1,206,550	(a)(d)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — continued
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	2,200,000		$2,139,500	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	910,000		925,925	(a)
Total Transportation					6,114,975
Total Industrials					60,737,256
Information Technology — 2.2%
Electronic Equipment, Instruments & Components — 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,660,000		1,684,900
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	230,000		237,475
Total Electronic Equipment, Instruments & Components					1,922,375
Internet Software & Services — 0.7%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	490,000		486,325	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	790,000		888,750
Equinix Inc., Senior Notes	5.375%	1/1/22	850,000		854,250
Equinix Inc., Senior Notes	5.750%	1/1/25	860,000		866,450
Total Internet Software & Services					3,095,775
IT Services — 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,650,000		1,435,500	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	660,000		785,400
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,102,000		1,275,565
Interactive Data Corp., Senior Notes	5.875%	4/15/19	500,000		501,875	(a)
Total IT Services					3,998,340
Software — 0.1%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	370,000		383,875	(a)
Total Information Technology					9,400,365
Materials — 9.7%
Chemicals — 1.4%
Axiall Corp., Senior Notes	4.875%	5/15/23	500,000		483,750
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	940,000		923,550
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	560,000		579,600	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	1,270,000		1,228,725
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	830,000		813,400	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	924,565	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	597,726	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	330,000	EUR	448,295	(g)
Total Chemicals					5,999,611

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2014 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — 0.5%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,110,000		$1,121,100	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,200,000		1,206,000	(a)
Total Construction Materials					2,327,100
Containers & Packaging — 3.2%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	2,120,000		2,183,600	(a)(d)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	510,000		546,975	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	202,941		206,493	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,470,000		1,499,400	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	990,000		1,019,700	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	2,250,000		2,334,375	(a)
Graphic Packaging International Inc., Senior Notes	4.875%	11/15/22	530,000		532,650
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,795,000		1,893,725
Pactiv LLC, Senior Notes	7.950%	12/15/25	640,000		665,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,490,000		2,561,587
Total Containers & Packaging					13,444,105
Metals & Mining — 3.7%
ArcelorMittal, Senior Notes	6.750%	2/25/22	1,675,000		1,820,516
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,480,000		1,272,800	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	970,000		761,450
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	702,222		660,089	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,800,000		2,506,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,385,000		207,750	(a)(b)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	14,936		0	(a)(b)(c)(i)
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	800,000		872,000	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	830,000		846,600
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	300,000		313,875	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,727,525	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,340,000		1,413,700	(a)(d)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	710,000		575,100	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,802,000		1,910,120
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	590,000		632,038
Total Metals & Mining					15,519,563

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 0.9%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,880,000	$1,372,400	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,270,000	1,212,850
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,460,000	1,423,500
Total Paper & Forest Products				4,008,750
Total Materials				41,299,129
Telecommunication Services — 6.6%
Diversified Telecommunication Services — 2.7%
CCOH Safari LLC, Senior Bonds	5.500%	12/1/22	160,000	161,800
CCOH Safari LLC, Senior Bonds	5.750%	12/1/24	260,000	261,625
CenturyLink Inc., Senior Notes	6.450%	6/15/21	1,050,000	1,144,500
CenturyLink Inc., Senior Notes	5.800%	3/15/22	800,000	840,000
CenturyLink Inc., Senior Notes	6.750%	12/1/23	320,000	355,200
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	970,000	1,018,500	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,480,000	1,457,800
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	825,000	881,719
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,195,000	1,299,562
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	325,000	368,063
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	975,000	1,111,500
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	820,000	898,966	(a)
Windstream Corp., Senior Notes	7.750%	10/1/21	320,000	334,800
Windstream Corp., Senior Notes	7.500%	4/1/23	1,358,000	1,381,765
Total Diversified Telecommunication Services				11,515,800
Wireless Telecommunication Services — 3.9%
Level 3 Escrow II Inc., Senior Notes	5.375%	8/15/22	1,100,000	1,111,000	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,351,000	6,676,489
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,640,000	1,898,300	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	3,000,000	3,142,500	(a)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,940,000	1,969,100
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,760,000	1,470,480	(a)
Total Wireless Telecommunication Services				16,267,869
Total Telecommunication Services				27,783,669
Utilities — 4.1%
Electric Utilities — 1.8%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,222,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,400,831	1,484,881
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,025,000	3,267,000
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	418,499	428,961
Total Electric Utilities				7,402,842

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2014 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	430,000	$447,200
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	400,000	388,000
Total Gas Utilities				835,200
Independent Power and Renewable Electricity Producers — 2.1%
AES Corp., Senior Notes	4.875%	5/15/23	470,000	470,000
AES Corp., Senior Notes	5.500%	3/15/24	1,050,000	1,071,000
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	1,690,000	1,804,075	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipt	—	—	865,000	0	(b)(c)(e)(i)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,414,000	2,607,120	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,590,000	1,649,625	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,295,812	1,404,336
Total Independent Power and Renewable Electricity Producers				9,006,156
Total Utilities				17,244,198
Total Corporate Bonds & Notes (Cost — $377,863,605)				367,851,740
Convertible Bonds & Notes — 0.3%
Materials — 0.3%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	440,000	405,900
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	1,013,000	830,660	(a)(b)(c)
Total Convertible Bonds & Notes (Cost — $1,417,112)				1,236,560
Senior Loans — 3.6%
Consumer Discretionary — 1.3%
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	910,000	921,375	(j)(k)
Household Durables — 0.0%
William Lyon Homes Inc., Bridge Term Loan	7.750%	8/12/22	95,538	93,627	(c)(j)(k)
Leisure Products — 0.4%
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	9/3/20	580,000	582,417	(j)(k)
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	972,688	977,551	(j)(k)
Total Leisure Products				1,559,968
Specialty Retail — 0.5%
Camping World Inc., Term Loan	5.750%	2/20/20	1,805,500	1,799,858	(j)(k)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000	391,200	(j)(k)
Total Specialty Retail				2,191,058

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	640,000		$582,400	(j)(k)
Total Consumer Discretionary					5,348,428
Consumer Staples — 0.3%
Food Products — 0.3%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000		513,500	(j)(k)
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	947,577		923,887	(j)(k)
Total Consumer Staples					1,437,387
Health Care — 0.9%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	494,830		495,758	(j)(k)
Health Care Providers & Services — 0.8%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	730,000		747,338	(j)(k)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	1,210,000		1,200,925	(b)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,480,000		1,476,300	(j)(k)
Total Health Care Providers & Services					3,424,563
Total Health Care					3,920,321
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., First Lien Term Loan	4.500-5.750%	7/30/18	1,526,126		1,512,772	(j)(k)
Materials — 0.3%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	960,000		988,800	(j)(k)
Metals & Mining — 0.1%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	450,000		448,875	(j)(k)
Total Materials					1,437,675
Utilities — 0.4%
Independent Power and Renewable Electricity Producers — 0.4%
TPF II Power LLC, Term Loan B	5.500%	10/2/21	1,480,000		1,489,250	(j)(k)
Total Senior Loans (Cost — $15,185,957)					15,145,833
Sovereign Bonds — 0.6%
Mexico — 0.6%
United Mexican States, Bonds (Cost — $2,658,208)	6.500%	6/9/22	32,317,000	MXN	2,452,383

			Shares
Common Stocks — 2.9%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Ford Motor Co.			69,498		1,093,203

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2014 Semi-Annual Report

Western Asset High Yield Fund

Security		Shares	Value
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.		81,754	$0	*(b)(c)(i)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		6	167,028	(b)
Total Consumer Discretionary			1,260,231
Energy — 0.2%
Energy Equipment & Services — 0.2%
KCAD Holdings I Ltd.		424,046,710	937,143	*(b)(c)
Financials — 1.3%
Banks — 1.3%
Citigroup Inc.		71,156	3,840,289
JPMorgan Chase & Co.		24,911	1,498,646
Total Banks			5,338,935
Real Estate Management & Development — 0.0%
Realogy Holdings Corp.		2,581	118,778	*
Total Financials			5,457,713
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.		13,200	1,095,600	(b)(c)
Industrials — 0.8%
Marine — 0.8%
DeepOcean Group Holding AS		111,195	2,809,898	*(b)(c)
Horizon Lines Inc., Class A Shares		818,782	524,020	*(b)
Total Industrials			3,333,918
Materials — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares		63	4,968
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		3,069,757	91,422	*
Total Materials			96,390
Total Common Stocks (Cost — $15,512,597)			12,180,995

	Rate
Preferred Stocks — 1.0%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp.	6.000%	8,100	522,693
Financials — 0.9%
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%	117,022	3,094,062	(f)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset High Yield Fund

Security	Rate		Shares	Value
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.875%		31,950	$850,828	(f)
Total Financials				3,944,890
Total Preferred Stocks (Cost — $4,244,251)				4,467,583

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,297	356,035	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,159	179,645	*(a)
Total Warrants (Cost — $63,365)				535,680
Total Investments before Short-Term Investments (Cost — $416,945,095)				403,870,774

		Maturity Date	Face Amount†
Short-Term Investments — 2.8%
Repurchase Agreements — 2.8%
Barclays Capital Inc. repurchase agreement dated 11/28/14; Proceeds at maturity — $12,000,040; (Fully collateralized by U.S. government obligations, 1.375% due 9/30/18; Market value — $12,239,918) (Cost — $12,000,000)	0.040%	12/1/14	12,000,000	12,000,000
Total Investments — 98.0% (Cost — $428,945,095#)				415,870,774
Other Assets in Excess of Liabilities — 2.0%				8,534,072
Total Net Assets — 100.0%				$424,404,846

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of November 30, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2014 Semi-Annual Report

Western Asset High Yield Fund

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
MXN	— Mexican Peso

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

November 30, 2014

Assets:
Investments, at value (Cost — $428,945,095)	$415,870,774
Foreign currency, at value (Cost — $253,825)	239,715
Cash	1,795,094
Interest and dividends receivable	7,125,452
Receivable for securities sold	1,952,110
OTC swaps, at value (premiums paid — $487,964)	572,324
Deposits with brokers for open futures contracts	414,288
Receivable for Fund shares sold	208,629
Receivable for open OTC swap contracts	33,347
Unrealized appreciation on forward foreign currency contracts	24,628
Deposits with brokers for centrally cleared swap contracts	1,600
Prepaid expenses	51,747
Total Assets	428,289,708

Liabilities:
Payable for securities purchased	3,318,291
Investment management fee payable	192,219
Payable for Fund shares repurchased	119,286
Payable to broker — variation margin on open futures contracts	95,938
Distributions payable	29,118
Directors’ fees payable	4,693
Service and/or distribution fees payable	4,003
Unrealized depreciation on forward foreign currency contracts	2,983
Accrued expenses	118,331
Total Liabilities	3,884,862
Total Net Assets	$424,404,846

Net Assets:
Par value (Note 7)	$48,773
Paid-in capital in excess of par value	532,925,779
Overdistributed net investment income	(131,021)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(95,037,497)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(13,401,188)
Total Net Assets	$424,404,846

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2014 Semi-Annual Report

Shares Outstanding:
Class A	501,646
Class A2	413,716
Class C	325,797
Class R	39,758
Class I	22,402,142
Class IS	25,089,928

Net Asset Value:
Class A (and redemption price)	$8.69
Class A2 (and redemption price)	$8.71
Class C*	$8.61
Class R (and redemption price)	$8.63
Class I (and redemption price)	$8.63
Class IS (and redemption price)	$8.77
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.08
Class A2 (based on maximum initial sales charge of 4.25%)	$9.10

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	25

Statement of operations (unaudited)

For the Six Months Ended November 30, 2014

Investment Income:
Interest	$15,800,808
Dividends	212,956
Total Investment Income	16,013,764

Expenses:
Investment management fee (Note 2)	1,295,183
Transfer agent fees (Note 5)	129,163
Registration fees	49,723
Fund accounting fees	32,525
Audit and tax fees	25,799
Service and/or distribution fees (Notes 2 and 5)	23,824
Shareholder reports	18,127
Directors’ fees	15,774
Legal fees	10,836
Fees recaptured by investment manager (Note 2)	6,135
Custody fees	5,810
Insurance	4,729
Miscellaneous expenses	3,674
Total Expenses	1,621,302
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,775)
Net Expenses	1,619,527
Net Investment Income	14,394,237

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	4,133,172
Futures contracts	(662,250)
Swap contracts	(31,069)
Foreign currency transactions	681,926
Net Realized Gain	4,121,779
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(29,332,044)
Futures contracts	(246,055)
Swap contracts	166,129
Foreign currencies	(216,476)
Change in Net Unrealized Appreciation (Depreciation)	(29,628,446)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(25,506,667)
Decrease in Net Assets from Operations	$(11,112,430)

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2014 (unaudited), the Period Ended May 31, 2014, and the Year Ended December 31, 2013	2014	2014[1]	2013

Operations:
Net investment income	$14,394,237	$15,241,221	$34,312,830
Net realized gain	4,121,779	2,438,544	13,220,205
Change in net unrealized appreciation (depreciation)	(29,628,446)	7,310,031	(7,607,955)
Increase (Decrease) in Net Assets From Operations	(11,112,430)	24,989,796	39,925,080

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(14,152,184)	(14,932,115)	(33,681,106)
Decrease in Net Assets From Distributions to Shareholders	(14,152,184)	(14,932,115)	(33,681,106)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	154,996,358	107,530,362	389,402,517
Reinvestment of distributions	13,720,635	14,422,961	32,309,391
Cost of shares repurchased	(297,061,103)	(116,278,645)	(392,549,322)
Increase (Decrease) in Net Assets From Fund Share Transactions	(128,344,110)	5,674,678	29,162,586
Increase (Decrease) in Net Assets	(153,608,724)	15,732,359	35,406,560

Net Assets:
Beginning of period	578,013,570	562,281,211	526,874,651
End of period*	$424,404,846	$578,013,570	$562,281,211
*Includes overdistributed net investment income of:	$(131,021)	$(373,074)	$(40,706)

[1]	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	27

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$ 9.19	$ 9.04	$ 8.86	$8.61

Income (loss) from operations:
Net investment income	0.26	0.23	0.55	0.40
Net realized and unrealized gain (loss)	(0.50)	0.14	0.17	0.37
Total income (loss) from operations	(0.24)	0.37	0.72	0.77

Less distributions from:
Net investment income	(0.26)	(0.22)	(0.54)	(0.52)
Total distributions	(0.26)	(0.22)	(0.54)	(0.52)

Net asset value, end of period	$8.69	$9.19	$9.04	$8.86
Total return[6]	(2.69)%	4.25%	8.26%	9.25%

Net assets, end of period (000s)	$4,357	$9,579	$10,391	$406

Ratios to average net assets:
Gross expenses	0.99%[7,8]	1.05%[7,8]	1.10%[8]	1.12%[7]
Net expenses[9,10]	0.99 [7,8]	1.05 [7,8]	0.98 [8,11]	0.93 [7,11]
Net investment income	5.87 [7]	5.96 [7]	6.09	6.90 [7]

Portfolio turnover rate	38%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2014[2]

Net asset value, beginning of period	$9.06

Income (loss) from operations:
Net investment income	0.17
Net realized and unrealized loss	(0.36)
Total loss from operations	(0.19)

Less distributions from:
Net investment income	(0.16)
Total distributions	(0.16)

Net asset value, end of period	$8.71
Total return[3]	(2.14)%

Net assets, end of period (000s)	$3,604

Ratios to average net assets:
Gross expenses[4]	0.90%
Net expenses[4,5,6]	0.90
Net investment income[4]	6.00

Portfolio turnover rate[7]	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to November 30, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	For the six months ended November 30, 2014 (unaudited).

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$9.10	$8.95	$8.85	$8.61

Income (loss) from operations:
Net investment income	0.22	0.19	0.47	0.35
Net realized and unrealized gain (loss)	(0.49)	0.15	0.10	0.38
Total income (loss) from operations	(0.27)	0.34	0.57	0.73

Less distributions from:
Net investment income	(0.22)	(0.19)	(0.47)	(0.49)
Total distributions	(0.22)	(0.19)	(0.47)	(0.49)

Net asset value, end of period	$8.61	$9.10	$8.95	$8.85
Total return[6]	(3.02)%	3.83%	6.59%	8.73%

Net assets, end of period (000s)	$2,806	$1,724	$1,053	$159

Ratios to average net assets:
Gross expenses	1.91%[7,8]	1.87%[7,8]	1.88%[8]	2.15%[7]
Net expenses[9,10,11]	1.80 [7,8]	1.80 [7,8]	1.80 [8]	1.69 [7]
Net investment income	5.04 [7]	5.22 [7]	5.27	6.07 [7]

Portfolio turnover rate	38%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$9.12	$8.96	$8.87	$8.61

Income (loss) from operations:
Net investment income	0.25	0.21	0.51	0.38
Net realized and unrealized gain (loss)	(0.50)	0.16	0.10	0.37
Total income (loss) from operations	(0.25)	0.37	0.61	0.75

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.52)	(0.49)
Total distributions	(0.24)	(0.21)	(0.52)	(0.49)

Net asset value, end of period	$8.63	$9.12	$8.96	$8.87
Total return[6]	(2.76)%	4.16%	7.03%	9.05%

Net assets, end of period (000s)	$343	$372	$79	$11

Ratios to average net assets:
Gross expenses	1.65%[7]	1.37%[7,8]	1.51%[8]	1.37%[7]
Net expenses[9,10,11]	1.30 [7]	1.30 [7,8]	1.26 [8]	1.30 [7]
Net investment income	5.52 [7]	5.68 [7]	5.78	6.59 [7]

Portfolio turnover rate	38%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]	2009[5]

Net asset value, beginning of period	$9.12	$8.96	$8.87	$8.10	$8.71	$8.27	$5.99

Income (loss) from operations:
Net investment income	0.28	0.24	0.58	0.63	0.69	0.81	0.92
Net realized and unrealized gain (loss)	(0.50)	0.15	0.08	0.77	(0.52)	0.48	2.32
Total income (loss) from operations	(0.22)	0.39	0.66	1.40	0.17	1.29	3.24

Less distributions from:
Net investment income	(0.27)	(0.23)	(0.57)	(0.63)	(0.78)	(0.85)	(0.96)
Total distributions	(0.27)	(0.23)	(0.57)	(0.63)	(0.78)	(0.85)	(0.96)

Net asset value, end of period	$8.63	$9.12	$8.96	$8.87	$8.10	$8.71	$8.27
Total return[6]	(2.48)%	4.42%	7.64%	17.76%	1.87%	16.24%	56.73%

Net assets, end of period (000s)	$193,253	$407,122	$409,166	$385,634	$345,686	$447,370	$511,335

Ratios to average net assets:
Gross expenses	0.70%[7]	0.69%[7]	0.70%	0.66%	0.68%	0.65%	0.62%
Net expenses[8]	0.70 [7]	0.69 [7]	0.70	0.66	0.68	0.65	0.62
Net investment income	6.08 [7]	6.33 [7]	6.46	7.37	7.88	9.39	12.80

Portfolio turnover rate	38%	33%	103%	86%	103%	105%	84%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2014 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2014[3]	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]	2009[5]

Net asset value, beginning of period	$9.27	$9.11	$9.01	$8.23	$8.84	$8.38	$6.06

Income (loss) from operations:
Net investment income	0.28	0.24	0.60	0.65	0.70	0.82	0.94
Net realized and unrealized gain (loss)	(0.50)	0.16	0.09	0.76	(0.53)	0.49	2.34
Total income (loss) from operations	(0.22)	0.40	0.69	1.41	0.17	1.31	3.28

Less distributions from:
Net investment income	(0.28)	(0.24)	(0.59)	(0.63)	(0.78)	(0.85)	(0.96)
Total distributions	(0.28)	(0.24)	(0.59)	(0.63)	(0.78)	(0.85)	(0.96)

Net asset value, end of period	$8.77	$9.27	$9.11	$9.01	$8.23	$8.84	$8.38
Total return[6]	(2.46)%	4.42%	7.82%	17.67%	1.92%	16.32%	56.74%

Net assets, end of period (000s)	$220,042	$159,217	$141,592	$140,665	$100,048	$108,319	$107,301

Ratios to average net assets:
Gross expenses	0.63%[7,8]	0.62%[7]	0.63%[8]	0.63%	0.61%	0.61%	0.61%
Net expenses[9,10]	0.63 [7,8]	0.61 [7,11]	0.63 [8]	0.63 [11]	0.61	0.61	0.61
Net investment income	6.18 [7]	6.41 [7]	6.57	7.41	8.00	9.40	12.80

Portfolio turnover rate	38%	33%	103%	86%	103%	105%	84%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2014 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	33

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

34	Western Asset High Yield Fund 2014 Semi-Annual Report

Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset High Yield Fund 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$64,266,565	$2,561,937		$66,828,502
Materials	—	41,299,129	0	*	41,299,129
Utilities	—	17,244,198	0	*	17,244,198
Other corporate bonds & notes	—	242,479,911	—		242,479,911
Convertible bonds & notes	—	1,236,560	—		1,236,560
Senior loans:
Consumer discretionary	—	5,254,801	93,627		5,348,428
Other senior loans	—	9,797,405	—		9,797,405
Sovereign bonds	—	2,452,383	—		2,452,383
Common stocks:
Consumer discretionary	$1,093,203	167,028	0	*	1,260,231
Energy	—	—	937,143		937,143
Financials	5,457,713	—	—		5,457,713
Health care	—	—	1,095,600		1,095,600
Industrials	524,020	—	2,809,898		3,333,918
Materials	96,390	—	—		96,390
Preferred stocks	3,944,890	522,693	—		4,467,583
Warrants	—	535,680	—		535,680
Total long-term investments	$11,116,216	$385,256,353	$7,498,205		$403,870,774
Short-term investments†	—	12,000,000	—		12,000,000
Total investments	$11,116,216	$397,256,353	$7,498,205		$415,870,774
Other financial instruments:
Forward foreign currency contracts	—	$24,628	—		$24,628
OTC credit default swaps on corporate issues — sell protection‡	—	572,324	—		572,324
Total other financial instruments	—	$596,952	—		$596,952
Total	$11,116,216	$397,853,305	$7,498,205		$416,467,726

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$410,086	—	—		$410,086
Forward foreign currency contracts	—	$2,983	—		2,983
Total	$410,086	$2,983	—		$413,069

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

36	Western Asset High Yield Fund 2014 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes						Senior Loans
Investments in Securities	Consumer Discretionary		Materials		Utilities		Consumer Discretionary	Total
Balance as of May 31, 2014	$2,607,069		$424,000		$0	*	—	$3,031,069
Accrued premiums/discounts	12,111		(87,348)		—		—	(75,237)
Realized gain (loss)[1]	—		103,998		—		—	103,998
Change in unrealized appreciation (depreciation)[2]	(167,478)		(16,650)		—		$(1,911)	(186,039)
Purchases	110,235		0	*	—		498,461	608,696
Sales	—		(424,000)		—		(402,923)	(826,923)
Transfers into Level 3	—		—		—		—	—
Transfers out of Level 3	—		—		—		—	—
Balance as of November 30, 2014	$2,561,937		$0	*	$0	*	$93,627	$2,655,564
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2014[2]	$(167,478)		$(16,650)		—		$(1,911)	$(186,039)

	Common Stocks
Investments in Securities	Consumer Discretionary		Energy		Health Care		Industrials	Total
Balance as of May 31, 2014	$163,508		$3,155,331		$633,600		$3,710,577	$7,663,016
Accrued premiums/discounts	—		—		—		—	—
Realized gain (loss)[1]	—		—		—		—	—
Change in unrealized appreciation (depreciation)[2]	(163,508)		(2,218,188)		462,000		(900,679)	(2,820,375)
Purchases	—		—		—		—	—
Sales	—		—		—		—	—
Transfers into Level 3	—		—		—		—	—
Transfers out of Level 3	—		—		—		—	—
Balance as of November 30, 2014	$0	*	$937,143		$1,095,600		$2,809,898	$4,842,641
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2014[2]	$(163,508)		$(2,218,188)		$462,000		$(900,679)	$(2,820,375)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset High Yield Fund 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Funds uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Funds are required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Funds each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Funds recognize a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund

38	Western Asset High Yield Fund 2014 Semi-Annual Report

recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Western Asset High Yield Fund 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2014, the total notional value of all credit default swaps to sell protection is $3,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended November 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the

40	Western Asset High Yield Fund 2014 Semi-Annual Report

Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset High Yield Fund 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while

42	Western Asset High Yield Fund 2014 Semi-Annual Report

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,983. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset High Yield Fund 2014 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA has agreed to waive and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.05%, 1.25%, 1.80%, 1.30% and 0.65% for Class A, Class A2, Class C, Class R and Class IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

During the six months ended November 30, 2014, fees waived and/or expenses reimbursed amounted to $1,775.

LMPFA is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

44	Western Asset High Yield Fund 2014 Semi-Annual Report

Pursuant to these arrangements, at November 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class IS
Expires May 31, 2015	—	$333	$45	—
Expires May 31, 2016	—	404	71	—
Expires May 31, 2017	—	1,142	633	—
Total fee waivers/expense reimbursements subject to recapture	—	$1,879	$749	—

For the six months ended November 30, 2014, LMPFA recaptured $2,002, $8, and $4,125 for Class A, Class C and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2014, LMIS and its affiliates retained sales charges of $870 and $12,315 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended November 30, 2014, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$50

As of November 30, 2014, Legg Mason and its affiliates owned 31% of the Fund.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended November 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$175,560,616
Sales	313,232,738

At November 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,018,649
Gross unrealized depreciation	(24,092,970)
Net unrealized depreciation	$(13,074,321)

Western Asset High Yield Fund 2014 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

At November 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	289	3/15	$36,332,155	$36,716,548	$(384,393)
U.S. Treasury Long-Term Bonds	9	3/15	1,257,932	1,283,625	(25,693)
Net unrealized depreciation on open futures contracts					$(410,086)

At November 30, 2014 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	760,000	USD	948,494	Citibank, N.A.	2/13/15	$(2,983)
USD	513,156	EUR	410,000	Citibank, N.A.	2/13/15	3,077
USD	725,418	EUR	580,243	Credit Suisse	2/13/15	3,541
USD	2,630,607	EUR	2,100,000	Royal Bank of Scotland PLC	2/13/15	18,010
Total						$21,645

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

At November 30, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2014[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	1.71%	5.000% quarterly	$572,324	$487,964	$84,360

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

46	Western Asset High Yield Fund 2014 Semi-Annual Report

At November 30, 2014, the Fund held collateral received from Deutsche Bank AG in the amount of $566,475 on credit default swap contracts valued at $572,324. Net exposure to the counterparty was $5,849. Net exposure represents the net receivable/(payable) that would be due from/to counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2014.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[2]	—	$572,324	$572,324
Forward foreign currency contracts	$24,628	—	24,628
Total	$24,628	$572,324	$596,952

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$410,086	—	$410,086
Forward foreign currency contracts	—	$2,983	2,983
Total	$410,086	$2,983	$413,069

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(662,250)	—	—	$(662,250)
Swap contracts	—	—	$(31,069)	(31,069)
Forward foreign currency contracts[1]	—	$717,577	—	717,577
Total	$(662,250)	$717,577	$(31,069)	$24,258

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset High Yield Fund 2014 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(246,055)	—	—	$(246,055)
Swap contracts	—	—	$166,129	166,129
Forward foreign currency contracts[1]	—	$(193,862)	—	(193,862)
Total	$(246,055)	$(193,862)	$166,129	$(273,788)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended November 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$44,517,107
Forward foreign currency contracts (to buy)	2,541,531
Forward foreign currency contracts (to sell)	9,160,228

Average Notional Balance
Credit default swap contracts (to buy protection)†	$12,984,840
Credit default swap contracts (to sell protection)	3,430,000

†	November 30, 2014 there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
OTC swap contracts	$572,324	$(566,475)	$5,849
Forward foreign currency contracts	24,628	—	24,628
Total	$596,952	$(566,475)	$30,477

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$95,938	$(95,938)	—
Forward foreign currency contracts	2,983	—	$2,983
Total	$98,921	$(95,938)	$2,983

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

48	Western Asset High Yield Fund 2014 Semi-Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$11,402	$2,773
Class A2†	1,483	48
Class C	10,026	2,873
Class R	913	953
Class I	—	118,651
Class IS	—	3,865
Total	$23,824	$129,163

†	For the period August 1, 2014 (inception date) to November 30, 2014.

For the six months ended November 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2†	—
Class C	$1,142
Class R	633
Class I	—
Class IS	—
Total	$1,775

†	For the period August 1, 2014 (inception date) to November 30, 2014.

6. Distributions to shareholders by class

	Six Months Ended November 30, 2014		Period Ended May 31, 2014[1]	Year Ended December 31, 2013
Net Investment Income:
Class A	$263,563		$224,712	$335,745
Class A2	34,702	†	—	—
Class C	49,310		28,264	22,985
Class R	9,882		5,627	2,326
Class I	8,235,065		10,719,418	24,290,856
Class IS	5,559,662		3,954,094	9,029,194
Total	$14,152,184		$14,932,115	$33,681,106

[1]	For the period January 1, 2014 through May 31, 2014.

†	For the period August 1, 2014 (inception date) to November 30, 2014.

Western Asset High Yield Fund 2014 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

7. Capital shares

At November 30, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2014		Period Ended May 31, 2014[1]		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	2,506,248	$22,797,854	253,450	$2,303,190	4,033,544	$36,683,804
Shares issued on reinvestment	21,207	191,148	12,078	110,429	19,754	179,385
Shares repurchased	(3,067,774)	(27,775,302)	(373,628)	(3,390,006)	(2,949,001)	(26,745,991)
Net increase (decrease)	(540,319)	$(4,786,300)	(108,100)	$(976,387)	1,104,297	$10,117,198

Class A2†
Shares sold	411,205	$3,682,962	—	—	—	—
Shares issued on reinvestment	3,931	34,694	—	—	—	—
Shares repurchased	(1,420)	(12,724)	—	—	—	—
Net increase	413,716	$3,704,932	—	—	—	—

Class C
Shares sold	161,785	$1,427,097	77,119	$697,845	111,467	$993,617
Shares issued on reinvestment	4,612	40,943	2,779	25,157	2,537	22,584
Shares repurchased	(29,953)	(269,504)	(8,228)	(74,065)	(14,259)	(125,188)
Net increase	136,444	$1,198,536	71,670	$648,937	99,745	$891,013

Class R
Shares sold	3,172	$28,377	33,853	$305,968	7,802	$69,518
Shares issued on reinvestment	159	1,416	148	1,338	134	1,193
Shares repurchased	(4,370)	(38,894)	(2,002)	(18,209)	(367)	(3,311)
Net increase (decrease)	(1,039)	$(9,101)	31,999	$289,097	7,569	$67,400

Class I
Shares sold	3,307,388	$29,745,561	9,752,245	$88,138,409	36,371,213	$323,823,864
Shares issued on reinvestment	897,650	8,047,017	1,169,126	10,597,089	2,705,100	24,220,580
Shares repurchased	(26,458,125)	(238,094,570)	(11,935,139)	(108,024,429)	(36,899,265)	(329,623,663)
Net increase (decrease)	(22,253,087)	$(200,301,992)	(1,013,768)	$(9,288,931)	2,177,048	$18,420,781

Class IS
Shares sold	10,718,854	$97,314,507	1,751,351	$16,084,950	3,067,480	$27,831,714
Shares issued on reinvestment	597,966	5,405,417	400,173	3,688,948	867,924	7,885,649
Shares repurchased	(3,404,459)	(30,870,109)	(518,827)	(4,771,936)	(3,994,787)	(36,051,169)
Net increase (decrease)	7,912,361	$71,849,815	1,632,697	$15,001,962	(59,383)	$(333,806)

[1]	For the period January 1, 2014 through May 31, 2014.

†	For the period August 1, 2014 (inception date) to November 30, 2014.

50	Western Asset High Yield Fund 2014 Semi-Annual Report

8. Capital loss carryforward

As of May 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2016	$(15,585,538)
5/31/2017	(83,418,268)
$(99,003,806)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

Western Asset High Yield Fund 2014 Semi-Annual Report	51

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 9, 2014 and October 21 and 28, 2014. At a meeting held on November 18, 2014, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

52	Western Asset High Yield Fund

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2014. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the three- and five-year periods, but was lower than its peer average for the one- and ten-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group, and total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of

Western Asset High Yield Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

54	Western Asset High Yield Fund

Western Asset

High Yield Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012828 1/15 SR15-2400

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 23, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 23, 2015